Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of June 24, 2011, is by and among HORIZON LINES, INC., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower as Guarantors, certain Lenders and WELLS FARGO BANK, N.A. (successor-by-merger to Wachovia Bank, National Association), as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

RECITALS

A. The Borrower, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of August 8, 2007 (as amended by that certain First Amendment to Credit Agreement dated as of June 11, 2009, as amended by that certain Second Amendment to Credit Agreement and Waiver dated as of March 9, 2011 and as further amended and otherwise modified from time to time, the “Credit Agreement”).

B. The Credit Parties have requested that the Administrative Agent and the Required Lenders make certain modifications to the Credit Agreement.

C. The Administrative Agent and the Required Lenders have agreed to do so, but only pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Estoppel, Acknowledgement and Reaffirmation. The Credit Parties hereby acknowledge and agree that, as of June 21, 2011, the aggregate outstanding principal amount of (i) the Revolving Loans was $188,500,000, (ii) the Term Loan was $84,375,000 and (iii) LOC Obligations was $18,580,845.02, each of which amounts constitute a valid and subsisting obligation of the Credit Parties to the Lenders that is not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind. The Credit Parties hereby acknowledge their obligations under the respective Credit Documents to which they are party, reaffirm that each of the liens and security interests created and granted in or pursuant to the Security Documents is valid and subsisting and agree that this Agreement shall in no manner impair or otherwise adversely affect such obligations, liens or security interests, except as explicitly set forth herein.

2. Amendments to Credit Agreement. Effective as of the Third Amendment Effective Date (as defined below) upon the terms and subject to the conditions herein, and in reliance on the representations and warranties contained herein, the Credit Agreement shall be amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions to such section in the appropriate alphabetical order:

“Third Amendment” shall mean the Third Amendment to Credit Agreement, dated as of the Third Amendment Effective Date, among the Credit Parties, the Administrative Agent, and the Required Lenders.

“Third Amendment Effective Date” means June 24, 2011.

(b) The definition of Transaction Costs in Section 1.1 of the Credit Agreement is hereby amended and restated to read as follows:

“Transaction Costs” shall mean the fees and expenses, including but not limited to professional fees and expenses, incurred by the Borrower and its Subsidiaries in connection with (a) the Transactions, (b) the First Amendment, (c) the Second Amendment, (d) any consent or waiver of the holders of the 2007 Senior Unsecured Convertible Notes in connection with the DOJ Judgment and Payment Deferral or otherwise, (e) any proposed refinancing of the Credit Party Obligations or the Indebtedness under the 2007 Senior Unsecured Convertible Notes, and (f) the Third Amendment (provided that any fees and expenses incurred by the Borrower and its Subsidiaries in connection with the foregoing clauses (c), (d), (e) and (f) in excess of an aggregate amount of $5,000,000 shall be deemed not to constitute “Transaction Costs” for purposes of this Agreement).

(c) Section 6.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

The Consolidated Senior Secured Leverage Ratio for the twelve (12) fiscal month period ending as of each fiscal quarter end shall be less than or equal to (a) 6.25 to 1.00 for the fiscal quarter ending June 26, 2011, (b) 3.00 to 1.00 for the fiscal quarter ending September 25, 2011 and (c) 2.75 to 1.00 at all times thereafter.

(d) Section 6.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

The Interest Coverage Ratio for the twelve (12) fiscal month period ending as of each fiscal quarter end shall be greater than or equal to (a) 1.50 to 1.00 for the fiscal quarter ending June 26, 2011, (b) 2.75 to 1.00 for the fiscal quarter ending September 25, 2011, (c) 3.00 to 1.00 for the fiscal quarter ending December 25, 2011 and (d) 3.50 to 1.00 at all times thereafter.

3. Lender Advisor. Counsel to the Administrative Agent has engaged a financial advisor to monitor the Credit Parties’ financial and operational performance and conduct (or subcontract) an appraisal or field exam of the Collateral. The Credit Parties hereby acknowledge and reaffirm their obligations, in accordance with the terms of the Second Amendment, to (a) provide commercially reasonable cooperation with such financial advisor and provide such financial advisor with reasonable access to any non-privileged information reasonably necessary for it to perform the services for which it was engaged and (b) promptly reimburse counsel to the Administrative Agent for all reasonable documented fees and out-of-pocket expenses incurred in connection with counsel’s engagement of such financial advisor promptly after written demand therefor.

4. Amendment Fee. As a condition to the effectiveness of this Agreement, the Borrower shall pay to the Administrative Agent, for the account of each Lender that executes this Agreement and returns a signature page hereto to the Administrative Agent no later than 12:00 pm Eastern time on June 24, 2011, a fee of ten (10) basis points on the sum of (i) the amount of such Lender’s Revolving Commitment plus (ii) the amount of the Term Loan held by such Lender (the “Amendment Fee”). The Amendment Fee shall be fully earned and non-refundable as of the Third Amendment Effective Date.

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5. Conditions Precedent. This Agreement shall be and become effective as of the date of satisfaction, provided that such date of satisfaction occurs on or before June 24, 2011 (the “Third Amendment Effective Date”), of the following conditions in form and substance satisfactory to the Administrative Agent:

(a) The Administrative Agent shall have received counterparts of this Agreement duly executed by each of the Credit Parties, the Administrative Agent and the Required Lenders.

(b) The Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Credit Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Credit Documents to which such Credit Party is a party.

(c) The Administrative Agent shall have received customary favorable opinions of counsel to the Borrower, addressed to the Administrative Agent and each Lender, dated the Third Amendment Effective Date, and in form and substance, including without limitation opinions as to corporate authority and no conflicts with customarily applicable laws or organizational documents, satisfactory to the Administrative Agent.

(d) The Administrative Agent shall have received the Amendment Fee (for the account of each Lender that executes this Agreement) and all other fees due and payable to the Administrative Agent in each case in connection with the arrangement, negotiation, preparation, execution and delivery of this Agreement.

(e) The Administrative Agent shall have received reimbursement from the Borrower for all costs (including without limitation reasonable fees and costs of counsel to the Administrative Agent and the financial advisor engaged by counsel to the Administrative Agent) incurred in connection with the Credit Documents and this Agreement and invoiced through the Third Amendment Effective Date.

6. Representations of the Credit Parties. Each of the Credit Parties hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) Each of the Credit Parties has the full corporate or company power and authority to enter, execute and deliver this Agreement and perform its obligations hereunder, under the Credit Agreement, as amended hereby, and under each of the Credit Documents. The execution, delivery and performance by each of the Credit Parties of this Agreement, and the performance by each of the Credit Parties of the Credit Agreement, as amended hereby, and each other Credit Document to which it is a party, in each case, are within such Person’s powers and have been authorized by all necessary corporate, limited liability or partnership action of such Person.

(b) This Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

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(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with its execution, delivery or performance of this Agreement and the transactions contemplated hereby.

(d) The execution and delivery of this Agreement does not (i) violate, contravene or conflict with any provision of its organization documents or (ii) materially violate, contravene or conflict with any laws applicable to it or any of its Subsidiaries.

(e) As of the date hereof after giving effect to this Agreement, no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents.

(f) The representations and warranties made by the Credit Parties in each of the Credit Documents (i) with respect to representations and warranties that contain a materiality qualification, are true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, are true and correct in all material respects, in each case on and as of the Third Amendment Effective Date as if made on and as of such date (except for those which expressly relate to an earlier date).

7. Release. In consideration of the Administrative Agent’s and the Lenders’ willingness to enter into this Agreement, each of the Credit Parties hereby releases and forever discharges the Administrative Agent, the Lenders and　each of the Administrative Agent’s and the Lenders’ predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with the Credit Documents through the date of this Agreement, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which each of the Credit Parties may have or claim to have against any of the Lender Group.

8. Reaffirmation of Guaranty. Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Credit Documents after giving effect to the transactions contemplated hereby and (c) agrees that except as expressly provided herein, this Agreement and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor’s obligations under the Credit Documents.

9. Expenses. Upon written demand therefor, the Credit Parties shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent (including without limitation the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent and the financial advisor engaged by counsel to the Administrative Agent) in connection with or related to the negotiation, drafting, and execution of this Agreement and the closing of the transactions contemplated hereby.

10. Reference to and Effect on Credit Documents. Except as specifically modified herein, the Credit Documents shall remain in full force and effect. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent and the Lenders under any of the Credit Documents, or constitute a waiver or amendment of any provision of any of the Credit Documents, except as expressly set forth herein. This Agreement shall constitute a Credit Document.

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11. Further Assurances. The Credit Parties each agree to execute and deliver, or to cause to be executed and delivered, all such instruments as may reasonably be requested to effectuate the intent and purposes, and to carry out the terms, of this Agreement.

12. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF, EXCEPT AS SET FORTH IN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. The jurisdiction, service of process and waiver of jury trail provisions set forth in Sections 10.14 and 10.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

13. Miscellaneous.

(a) This Agreement shall be binding on and shall inure to the benefit of the Credit Parties, the Administrative Agent, the Lenders and their respective successors and permitted assigns. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of the Credit Parties, the Administrative Agent and the Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Agreement.

(b) Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(c) Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(d) Except as otherwise provided in this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in the Credit Documents, the provision contained in this Agreement shall govern and control.

(e) This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of this Agreement by telecopy or other electronic imaging means (including .pdf) shall be effective as an original.

14. Entirety. This Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. This Agreement and the other Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

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IN WITNESS WHEREOF the parties hereto have caused this Third Amendment to Credit Agreement to be duly executed on the date first above written.

BORROWER:	HORIZON LINES, INC.,
a Delaware corporation

	By:	/s/ Michael F. Zendan, II
Name: Michael F. Zendan, II
Title: Secretary

GUARANTORS:	HORIZON LOGISTICS, LLC,
a Delaware limited liability company

	By:	/s/ Michael F. Zendan, II
Name: Michael F. Zendan, II
Title: Secretary

HORIZON LINES OF PUERTO RICO, INC.,
a Delaware corporation

	By:	/s/ Michael F. Zendan, II
Name: Michael F. Zendan, II
Title: Secretary

HORIZON LINES OF ALASKA, LLC,
a Delaware limited liability company

	By:	/s/ Michael F. Zendan, II
Name: Michael F. Zendan, II
Title: Secretary

SEA-LOGIX, LLC,
a Delaware limited liability company

	By:	/s/ Michael F. Zendan, II
Name: Michael F. Zendan, II
Title: Secretary

HORIZON LINES, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

HORIZON LINES, LLC,
a Delaware limited liability company

By:	/s/ Michael F. Zendan, II
Name: Michael F. Zendan, II
Title: Secretary

HORIZON SERVICES GROUP, LLC, a Delaware limited liability company

By:	/s/ Michael F. Zendan, II
Name: Michael F. Zendan, II
Title: Secretary

HAWAII STEVEDORES, INC., a Hawaiian corporation

By:	/s/ Michael F. Zendan, II
Name: Michael F. Zendan, II
Title: Secretary

AERO LOGISTICS, LLC, a Delaware limited liability company

By:	/s/ Michael F. Zendan, II
Name: Michael F. Zendan, II
Title: Secretary

HORIZON LINES HOLDING CORP., a Delaware corporation

By:	/s/ Michael F. Zendan, II
Name: Michael F. Zendan, II
Title: Secretary

HORIZON LINES, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

HORIZON LINES OF GUAM, LLC,
a Delaware limited liability company

By:	/s/ Michael F. Zendan, II
Name: Michael F. Zendan, II
Title: Secretary

HORIZON LINES VESSELS, LLC, a Delaware limited liability company

By:	/s/ Michael F. Zendan, II
Name: Michael F. Zendan, II
Title: Secretary

HORIZON LINES, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, N.A.
(successor-by-merger to Wachovia Bank, National Association), as a Lender and as Administrative Agent

	By:	/s/ Ronald F. Bentien, Jr.
Name: Ronald F. Bentien, Jr.
Title: Director

HORIZON LINES, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT

LENDERS:
[INSERT NAME OF LENDER ABOVE]

By:
Name:
Title:

HORIZON LINES, INC.

THIRD AMENDMENT TO CREDIT AGREEMENT